EXHIBIT 99.1

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE GROUP REPORTS RECORD RESULTS

Record Q4 Revenue and Earnings Per Share
Q4 Revenue Increased 11% to $7.0 Billion; Earnings Per Share Increased 6% to $4.21
Full Year 2022 Record Results for Revenue, Earnings Before Taxes, Income From Continuing Operations, and Earnings Per Share
Full Year 2022 Revenue Increased 9% to $27.8 Billion; Earnings Before Taxes Increased 16% to $1.9 Billion
Full Year 2022 Income From Continuing Operations Increased 16% to $1.4 Billion
Full Year 2022 Earnings Per Share Increased 25% to $18.55
Repurchased 8.2 Million Shares of Common Stock for $886.5 Million During 2022
BLOOMFIELD HILLS, MI, February 8, 2023 – Penske Automotive Group, Inc. (NYSE: PAG), a diversified international transportation services company and one of the world’s premier automotive and commercial truck retailers, today announced fourth quarter and twelve months 2022 results. For the quarter, revenue increased 11% to $7.0 billion, and related earnings per share increased 6% to $4.21 from $3.97 when compared to the same period of 2021. Foreign currency exchange negatively impacted revenue by $380.9 million and earnings per share by $0.09. Excluding the impact from foreign currency exchange, revenues increased 17%, and earnings per share increased approximately 8%.
Fourth Quarter 2022 Operating Highlights Compared to Fourth Quarter 2021
(Percentage Change Excluding Foreign Currency Exchange Shown in Parenthesis)
•Retail Automotive Same-Store Revenue – increased 4% (+10%)
•New Vehicle +13% (+18%); Used Vehicle -9% (-2%); Finance & Insurance -1% (+4%); Service & Parts +6% (+11%)
•Retail Automotive Same-Store Gross Profit – decreased 5% (flat)
•New Vehicle +4% (+9%); Used Vehicle -43% (-39%); Finance & Insurance -1% (+4%); Service & Parts +6% (+11%)
•Retail Commercial Truck Same-Store Revenue – increased 33%
•New Vehicle +53%; Used Vehicle -40%; Finance & Insurance -19%; Service & Parts +16%
Commenting on the Company's performance, Chair and CEO Roger Penske said, "Our international diversified transportation services company produced record results in 2022. We retailed more than 447,000 new and used vehicles through our retail automotive operations and over 20,000 new and used commercial trucks through our commercial truck dealerships while our investment in Penske Transportation Solutions continues to benefit from the growth in its vehicle fleet. I am also pleased to report a strong fourth quarter driven by demand for new vehicles in both our automotive and commercial truck dealerships coupled with continued service and parts revenue growth and expense control. On a same-store basis, fourth quarter retail automotive new unit sales increased 11% and commercial truck new units increased 36% while service and parts revenue increased 6% for retail automotive and 16% for commercial trucks."
For the twelve months ended December 31, 2022, revenue increased 9% to $27.8 billion. Income from continuing operations before taxes increased 16% to $1,859.2 million from $1,607.7 million, income from continuing operations attributable to common stockholders increased 16% to $1,380.0 million from $1,186.5 million, and related earnings per share

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increased 25% to $18.55 from $14.88 when compared to the same period last year. Foreign currency exchange negatively impacted revenue by $1.0 billion, income from continuing operations before taxes by $38.0 million, income from continuing operations attributable to common stockholders by $29.4 million, and earnings per share by $0.40. Excluding the impact from foreign currency exchange, revenues increased 13%, income from continuing operations before taxes increased 18%, income from continuing operations attributable to common stockholders increased 19%, and earnings per share increased approximately 27%.
Full Year 2022 Operating Highlights Compared to Full Year 2021
(Percentage Change Excluding Foreign Currency Exchange Shown in Parenthesis)
•Retail Automotive Same-Store Revenue – increased 1% (+6%)
•New Vehicle -3% (+1%); Used Vehicle +2% (+8%); Finance & Insurance +5% (+10%); Service & Parts +7% (+11%)
•Retail Automotive Same-Store Gross Profit – increased 2% (+7%)
•New Vehicle +14% (+18%); Used Vehicle -21% (-17%); Finance & Insurance +5% (+10%); Service & Parts +5% (+9%)
•Retail Commercial Truck Same-Store Revenue – increased 29%
•New Vehicle +37%; Used Vehicle -5%; Finance & Insurance +7%; Service & Parts +22%
Retail Automotive Dealerships
For the three months ended December 31, 2022, total retail automotive revenue increased 8% to $5.9 billion, including a 4% increase on a same-store basis. Total retail automotive gross profit decreased 1% to $1.0 billion, including a 5% decrease on a same-store basis. Excluding the impact from foreign currency exchange, total retail automotive revenue increased 14% (same-store +10%) and total retail automotive gross profit increased 4% (same-store flat).
Retail Commercial Truck Dealerships
As of December 31, 2022, Premier Truck Group operated 39 North American retail commercial truck locations. For the three months ended December 31, 2022, revenue increased 40% to $960.8 million, same-store revenue increased 33% to $887.4 million, and earnings before taxes increased 14% to $51.1 million when compared to the same period in 2021. For the twelve months ended December 31, 2022, revenue increased 44% to $3.5 billion, same-store revenue increased 29% to $2.8 billion, and earnings before taxes increased 34% to $214.7 million when compared to the same period in 2021.
Penske Transportation Solutions Investment
Penske Transportation Solutions (“PTS”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. Penske Automotive Group has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. For the three and twelve months ended December 31, 2022, the Company recorded $99.4 million and $490.0 million in earnings compared to $91.3 million and $365.8 million for the same periods in 2021, representing increases of 9% and 34%, respectively. During the fourth quarter, PTS continued to expand its managed fleet with over 414,500 trucks, tractors, and trailers under lease, rental, and/or maintenance contracts. The increase in earnings was principally driven by increased demand for PTS' full-service leasing, rental and logistics services, and remarketing of used trucks.
Corporate Development and Capital Allocation
For the twelve months ended December 31, 2022, the Company added approximately $1.3 billion in annualized revenue consisting of 19 retail automotive franchises, two open points, and four full-service dealerships for commercial trucks.
Based on the Company's strong earnings and cash flow, the Board of Directors has increased the quarterly dividend, most recently approving a 7% increase in the quarterly dividend to $0.61 per share. During the twelve months ended December 31, 2022, the Company repurchased 8.2 million shares of common stock for approximately $886.5 million. From January 1, 2023,

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through February 7, 2023, the Company repurchased an additional 0.6 million shares for an aggregate purchase price of $70.7 million under our securities repurchase program.
Conference Call
Penske Automotive Group will host a conference call discussing financial results relating to the fourth quarter of 2022 on Wednesday, February 8, 2023, at 2:00 p.m. Eastern Standard Time. To listen to the conference call, participants must dial (877) 336-4436 [International, please dial (234) 720-6984] using access code 440822. The call will also be simultaneously broadcast over the Internet, available through the Investors section of the Penske Automotive Group website. Additionally, an investor presentation relating to the fourth quarter 2022 financial results has been posted to the Investors section of the Company's website. To access the presentation or to listen to the Company’s webcast, please refer to www.penskeautomotive.com.
About Penske Automotive
Penske Automotive Group, Inc., (NYSE: PAG) headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers. PAG operates dealerships in the United States, the United Kingdom, Canada, Germany, Italy, and Japan and is one of the largest retailers of commercial trucks in North America for Freightliner. PAG also distributes and retails commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. PAG employs over 26,500 people worldwide. Additionally, PAG owns 28.9% of Penske Transportation Solutions ("PTS"), a business that employs over 41,500 people worldwide, manages one of the largest, most comprehensive and modern trucking fleets in North America with over 414,500 trucks, tractors, and trailers under lease, rental, and/or maintenance contracts and provides innovative transportation, supply chain, and technology solutions to its customers. PAG is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes. For additional information, visit the Company’s website at www.penskeautomotive.com.
Non-GAAP Financial Measures
This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, adjusted earnings per share, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, and leverage ratio. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these widely accepted measures of operating profitability improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations and improve the period-to-period comparability of the Company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the Company’s financial information that is presented in accordance with GAAP.
Caution Concerning Forward Looking Statements
Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.'s financial performance and future plans. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, those related to macro-economic, geo-political and industry conditions and events, including their impact on new and used vehicle sales, the availability of consumer credit, changes in consumer demand, consumer confidence levels, fuel prices, personal discretionary spending levels, interest rates, and unemployment rates; our ability to obtain vehicles and parts from our manufacturers, especially in light of supply chain disruptions due to natural disasters, the shortage of microchips or other components, the COVID-19 pandemic, the war in Ukraine, challenges in sourcing labor, or other disruptions; changes in the retail model either

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from direct sales by manufacturers, a transition to an agency model of sales, sales by online competitors, or from the expansion of electric vehicles; the continued effect of COVID-19 on the global economy, including our ability to react effectively to changing business conditions in light of the COVID-19 pandemic; the rate of inflation, including its impact on vehicle affordability; changes in interest rates and foreign currency exchange rates; our ability to consummate and integrate acquisitions; with respect to PTS, changes in the financial health of its customers, labor strikes or work stoppages by its employees, a reduction in PTS’ asset utilization rates, continued availability from truck manufacturers and suppliers of vehicles and parts for its fleet, changes in values of used trucks which affects PTS’ profitability on truck sales and regulatory risks and related compliance costs; our ability to realize returns on our significant capital investment in new and upgraded dealership facilities; our ability to navigate a rapidly changing automotive and truck landscape; our ability to respond to new or enhanced regulations in both our domestic and international markets relating to automotive dealerships and vehicles sales, including those related to emissions standards, as well as changes in consumer sentiment relating to commercial truck sales that may hinder our or PTS' ability to maintain, acquire, sell, or operate trucks; the success of our distribution of commercial vehicles, engines, and power systems; natural disasters; recall initiatives or other disruptions that interrupt the supply of vehicles or parts to us; the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group's business, markets, conditions, risks, and other uncertainties, which could affect Penske Automotive Group's future performance. The risks and uncertainties discussed above are not exhaustive and additional risk and uncertainties are addressed in Penske Automotive Group's Form 10-K for the year ended December 31, 2021, Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022, and its other filings with the Securities and Exchange Commission ("SEC"). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

Shelley Hulgrave	Anthony Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2812	248-648-2540
shulgrave@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2022	2021	Change	2022	2021	Change
Revenue	$7,011.8	$6,296.1	11.4%	$27,814.8	$25,554.7	8.8%
Cost of Sales	5,828.6	5,116.9	13.9%	22,976.0	21,113.9	8.8%
Gross Profit	$1,183.2	$1,179.2	0.3%	$4,838.8	$4,440.8	9.0%
SG&A Expenses	815.5	791.1	3.1%	3,223.7	2,962.9	8.8%
Depreciation	32.2	31.8	1.3%	127.3	121.5	4.8%
Operating Income	$335.5	$356.3	(5.8)%	$1,487.8	$1,356.4	9.7%
Floor Plan Interest Expense	(22.1)	(2.8)	689.3%	(52.4)	(26.2)	100.0%
Other Interest Expense	(19.0)	(14.8)	28.4%	(70.4)	(68.6)	2.6%
Debt Redemption Costs	—	—	nm	—	(17.0)	nm
Loss on Investment	—	(11.4)	nm	—	(11.4)	nm
Equity in Earnings of Affiliates	100.4	93.0	8.0%	494.2	374.5	32.0%
Income from Continuing Operations Before Income Taxes	$394.8	$420.3	(6.1)%	$1,859.2	$1,607.7	15.6%
Income Taxes	(95.5)	(108.3)	(11.8)%	(473.0)	(416.3)	13.6%
Income from Continuing Operations	$299.3	$312.0	(4.1)%	$1,386.2	$1,191.4	16.4%
Income from Discontinued Operations, net of tax	—	0.9	nm	—	1.3	nm
Net Income	$299.3	$312.9	(4.3)%	$1,386.2	$1,192.7	16.2%
Less: Income Attributable to Non-Controlling Interests	1.3	1.6	nm	6.2	4.9	nm
Net Income Attributable to Common Stockholders	$298.0	$311.3	(4.3)%	$1,380.0	$1,187.8	16.2%

Amounts Attributable to Common Stockholders:
Reported Income from Continuing Operations	$299.3	$312.0	(4.1)%	$1,386.2	$1,191.4	16.4%
Less: Income Attributable to Non-Controlling Interests	1.3	1.6	nm	6.2	4.9	nm
Income from Continuing Operations, net of tax	$298.0	$310.4	(4.0)%	$1,380.0	$1,186.5	16.3%
Income from Discontinued Operations, net of tax	—	0.9	nm	—	1.3	nm
Net Income Attributable to Common Shareholders	$298.0	$311.3	(4.3)%	$1,380.0	$1,187.8	16.2%
Income from Continuing Operations Per Share	$4.21	$3.97	6.0%	$18.55	$14.88	24.7%
Income Per Share	$4.21	$3.99	5.5%	$18.55	$14.89	24.5%
Weighted Average Shares Outstanding	70.8	78.1	(9.3)%	74.4	79.7	(6.7)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	December 31,	December 31,
	2022	2021
Assets:
Cash and Cash Equivalents	$106.5	$100.7
Accounts Receivable, Net	906.7	734.0
Inventories	3,509.1	3,129.0
Other Current Assets	141.9	111.7
Total Current Assets	4,664.2	4,075.4
Property and Equipment, Net	2,496.5	2,442.2
Operating Lease Right-of-Use Assets	2,416.1	2,451.4
Intangibles	2,845.6	2,765.6
Other Long-Term Assets	1,692.2	1,730.0
Total Assets	$14,114.6	$13,464.6

Liabilities and Equity:
Floor Plan Notes Payable	$1,565.7	$1,144.8
Floor Plan Notes Payable – Non-Trade	1,430.6	1,409.9
Accounts Payable	853.5	767.1
Accrued Expenses and Other Current Liabilities	788.1	870.3
Current Portion Long-Term Debt	75.2	82.0
Liabilities Held for Sale	—	0.5
Total Current Liabilities	4,713.1	4,274.6
Long-Term Debt	1,546.9	1,392.0
Long-Term Operating Lease Liabilities	2,335.7	2,373.6
Other Long-Term Liabilities	1,344.1	1,329.4
Total Liabilities	9,939.8	9,369.6
Equity	4,174.8	4,095.0
Total Liabilities and Equity	$14,114.6	$13,464.6

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2022	2021	2022	2021
Geographic Revenue Mix:
North America	64.0%	61.5%	62.0%	60.8%
U.K.	28.3%	29.9%	30.4%	31.2%
Other International	7.7%	8.6%	7.6%	8.0%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,910.4	$5,473.9	$23,694.7	$22,513.3
Retail Commercial Truck	960.8	688.4	3,541.3	2,465.7
Commercial Vehicle Distribution and Other	140.6	133.8	578.8	575.7
Total	$7,011.8	$6,296.1	$27,814.8	$25,554.7

Gross Profit: (Amounts in Millions)
Retail Automotive	$1,008.8	$1,019.0	$4,126.4	$3,870.2
Retail Commercial Truck	138.2	118.9	555.1	416.9
Commercial Vehicle Distribution and Other	36.2	41.3	157.3	153.7
Total	$1,183.2	$1,179.2	$4,838.8	$4,440.8

Gross Margin:
Retail Automotive	17.1%	18.6%	17.4%	17.2%
Retail Commercial Truck	14.4%	17.3%	15.7%	16.9%
Commercial Vehicle Distribution and Other	25.7%	30.9%	27.2%	26.7%
Total	16.9%	18.7%	17.4%	17.4%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2022	2021	2022	2021
Operating Items as a Percentage of Revenue:
Gross Profit	16.9%	18.7%	17.4%	17.4%
Selling, General and Administrative Expenses	11.6%	12.6%	11.6%	11.6%
Operating Income	4.8%	5.7%	5.3%	5.3%
Income from Continuing Operations Before Income Taxes	5.6%	6.7%	6.7%	6.3%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	68.9%	67.1%	66.6%	66.7%
Operating Income	28.4%	30.2%	30.7%	30.5%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Amounts in Millions)	2022	2021	2022	2021

EBITDA(1)	$446.0	$466.9	$2,056.9	$1,797.8
Floor Plan Credits	$10.3	$9.4	$40.3	$47.5
Rent Expense	$61.2	$60.2	$243.3	$237.9
_______________________
(1)See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2022	2021	Change	2022	2021	Change
Retail Automotive Units:
New Retail	50,342	42,813	17.6%	185,831	195,384	(4.9)%
Used Retail	57,991	58,919	(1.6)%	261,739	264,520	(1.1)%
Total	108,333	101,732	6.5%	447,570	459,904	(2.7)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,763.8	$2,335.3	18.3%	$10,050.5	$9,843.2	2.1%
Used Vehicles	1,992.1	2,111.1	(5.6)%	9,011.6	8,549.0	5.4%
Finance and Insurance, Net	201.3	196.7	2.3%	848.1	780.5	8.7%
Service and Parts	633.7	560.9	13.0%	2,426.7	2,165.6	12.1%
Fleet and Wholesale	319.5	269.9	18.4%	1,357.8	1,175.0	15.6%
Total Revenue	$5,910.4	$5,473.9	8.0%	$23,694.7	$22,513.3	5.2%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$325.6	$299.9	8.6%	$1,246.1	$1,045.5	19.2%
Used Vehicles	100.8	169.9	(40.7)%	543.1	666.6	(18.5)%
Finance and Insurance, Net	201.3	196.7	2.3%	848.1	780.5	8.7%
Service and Parts	370.3	331.2	11.8%	1,439.4	1,307.3	10.1%
Fleet and Wholesale	10.8	21.3	(49.3)%	49.7	70.3	(29.3)%
Total Gross Profit	$1,008.8	$1,019.0	(1.0)%	$4,126.4	$3,870.2	6.6%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$54,900	$54,547	0.6%	$54,084	$50,379	7.4%
Used Vehicles	34,352	35,831	(4.1)%	34,430	32,319	6.5%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$6,467	$7,006	(7.7)%	$6,705	$5,351	25.3%
Used Vehicles	1,739	2,884	(39.7)%	2,075	2,520	(17.7)%
Finance and Insurance	1,858	1,933	(3.9)%	1,895	1,697	11.7%

Retail Automotive Gross Margin:
New Vehicles	11.8%	12.8%	(100)bps	12.4%	10.6%	+180bps
Used Vehicles	5.1%	8.0%	(290)bps	6.0%	7.8%	(180)bps
Service and Parts	58.4%	59.0%	(60)bps	59.3%	60.4%	(110)bps
Fleet and Wholesale	3.4%	7.9%	(450)bps	3.7%	6.0%	(230)bps
Total Gross Margin	17.1%	18.6%	(150)bps	17.4%	17.2%	+20bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.8%	42.7%	+410bps	42.4%	43.7%	(130)bps
Used Vehicles	33.7%	38.6%	(490)bps	38.0%	38.0%	—bps
Finance and Insurance, Net	3.4%	3.6%	(20)bps	3.6%	3.5%	+10bps
Service and Parts	10.7%	10.2%	+50bps	10.2%	9.6%	+60bps
Fleet and Wholesale	5.4%	4.9%	+50bps	5.8%	5.2%	+60bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	32.3%	29.4%	+290bps	30.2%	27.0%	+320bps
Used Vehicles	10.0%	16.7%	(670)bps	13.2%	17.2%	(400)bps
Finance and Insurance, Net	20.0%	19.3%	+70bps	20.6%	20.2%	+40bps
Service and Parts	36.7%	32.5%	+420bps	34.9%	33.8%	+110bps
Fleet and Wholesale	1.0%	2.1%	(110)bps	1.1%	1.8%	(70)bps
Total	100.0%	100.0%		100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations Same-Store
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2022	2021	Change	2022	2021	Change
Retail Automotive Same-Store Units:
New Retail	47,323	42,554	11.2%	173,936	192,711	(9.7)%
Used Retail	55,583	58,078	(4.3)%	247,041	259,489	(4.8)%
Total	102,906	100,632	2.3%	420,977	452,200	(6.9)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,618.8	$2,324.4	12.7%	$9,399.0	$9,678.2	(2.9)%
Used Vehicles	1,909.2	2,086.7	(8.5)%	8,527.8	8,380.4	1.8%
Finance and Insurance, Net	193.6	195.5	(1.0)%	811.0	770.1	5.3%
Service and Parts	591.1	557.2	6.1%	2,272.7	2,130.3	6.7%
Fleet and Wholesale	307.3	268.0	14.7%	1,263.4	1,149.4	9.9%
Total Revenue	$5,620.0	$5,431.8	3.5%	$22,273.9	$22,108.4	0.7%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$311.1	$298.7	4.2%	$1,164.2	$1,023.2	13.8%
Used Vehicles	96.8	168.4	(42.5)%	515.5	652.4	(21.0)%
Finance and Insurance, Net	193.6	195.5	(1.0)%	811.0	770.1	5.3%
Service and Parts	348.6	328.7	6.1%	1,355.9	1,285.6	5.5%
Fleet and Wholesale	10.7	21.3	(49.8)%	44.9	67.4	(33.4)%
Total Gross Profit	$960.8	$1,012.6	(5.1)%	$3,891.5	$3,798.7	2.4%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$55,340	$54,623	1.3%	$54,037	$50,221	7.6%
Used Vehicles	34,348	35,929	(4.4)%	34,520	32,296	6.9%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$6,573	$7,020	(6.4)%	$6,693	$5,309	26.1%
Used Vehicles	1,742	2,900	(39.9)%	2,087	2,514	(17.0)%
Finance and Insurance	1,881	1,943	(3.2)%	1,926	1,703	13.1%

Retail Automotive Same-Store Gross Margin:
New Vehicles	11.9%	12.9%	(100)bps	12.4%	10.6%	+180bps
Used Vehicles	5.1%	8.1%	(300)bps	6.0%	7.8%	(180)bps
Service and Parts	59.0%	59.0%	—bps	59.7%	60.3%	(60)bps
Fleet and Wholesale	3.5%	7.9%	(440)bps	3.6%	5.9%	(230)bps
Total Gross Margin	17.1%	18.6%	(150)bps	17.5%	17.2%	+30bps

Retail Automotive Same-Store Revenue Mix Percentages:
New Vehicles	46.6%	42.8%	+380bps	42.2%	43.8%	(160)bps
Used Vehicles	34.0%	38.4%	(440)bps	38.3%	37.9%	+40bps
Finance and Insurance, Net	3.4%	3.6%	(20)bps	3.6%	3.5%	+10bps
Service and Parts	10.5%	10.3%	+20bps	10.2%	9.6%	+60bps
Fleet and Wholesale	5.5%	4.9%	+60bps	5.7%	5.2%	+50bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Automotive Same-Store Gross Profit Mix Percentages:
New Vehicles	32.4%	29.5%	+290bps	29.9%	26.9%	+300bps
Used Vehicles	10.1%	16.6%	(650)bps	13.2%	17.2%	(400)bps
Finance and Insurance, Net	20.1%	19.3%	+80bps	20.8%	20.3%	+50bps
Service and Parts	36.3%	32.5%	+380bps	34.8%	33.8%	+100bps
Fleet and Wholesale	1.1%	2.1%	(100)bps	1.3%	1.8%	(50)bps
Total	100.0%	100.0%		100.0%	100.0%

9

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2022	2021	Change	2022	2021	Change
Retail Commercial Truck Units:
New Retail	5,181	3,629	42.8%	17,932	13,000	37.9%
Used Retail	523	830	(37.0)%	2,669	3,431	(22.2)%
Total	5,704	4,459	27.9%	20,601	16,431	25.4%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$685.0	$429.3	59.6%	$2,308.7	$1,540.1	49.9%
Used Vehicles	48.1	79.4	(39.4)%	301.3	270.6	11.3%
Finance and Insurance, Net	4.2	5.0	(16.0)%	20.5	16.8	22.0%
Service and Parts	211.7	166.2	27.4%	852.2	609.0	39.9%
Wholesale and Other	11.8	8.5	38.8%	58.6	29.2	100.7%
Total Revenue	$960.8	$688.4	39.6%	$3,541.3	$2,465.7	43.6%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$34.5	$24.1	43.2%	$126.4	$80.2	57.6%
Used Vehicles	4.5	15.7	(71.3)%	22.0	48.1	(54.3)%
Finance and Insurance, Net	4.2	5.0	(16.0)%	20.5	16.8	22.0%
Service and Parts	89.1	70.2	26.9%	360.5	257.0	40.3%
Wholesale and Other	5.9	3.9	51.3%	25.7	14.8	73.6%
Total Gross Profit	$138.2	$118.9	16.2%	$555.1	$416.9	33.1%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$132,217	$118,300	11.8%	$128,750	$118,467	8.7%
Used Vehicles	91,927	95,667	(3.9)%	112,900	78,874	43.1%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$6,663	$6,650	0.2%	$7,048	$6,166	14.3%
Used Vehicles	8,658	18,891	(54.2)%	8,247	14,015	(41.2)%
Finance and Insurance	732	1,113	(34.2)%	997	1,020	(2.3)%

Retail Commercial Truck Gross Margin:
New Vehicles	5.0%	5.6%	(60)bps	5.5%	5.2%	+30bps
Used Vehicles	9.4%	19.8%	(1,040)bps	7.3%	17.8%	(1,050)bps
Service and Parts	42.1%	42.2%	(10)bps	42.3%	42.2%	+10bps
Wholesale and Other	50.0%	45.9%	+410bps	43.9%	50.7%	(680)bps
Total Gross Margin	14.4%	17.3%	(290)bps	15.7%	16.9%	(120)bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	71.3%	62.4%	+890bps	65.2%	62.5%	+270bps
Used Vehicles	5.0%	11.5%	(650)bps	8.5%	11.0%	(250)bps
Finance and Insurance, Net	0.4%	0.7%	(30)bps	0.6%	0.7%	(10)bps
Service and Parts	22.0%	24.1%	(210)bps	24.1%	24.7%	(60)bps
Wholesale and Other	1.3%	1.3%	—bps	1.6%	1.1%	+50bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	25.0%	20.3%	+470bps	22.8%	19.2%	+360bps
Used Vehicles	3.3%	13.2%	(990)bps	4.0%	11.5%	(750)bps
Finance and Insurance, Net	3.0%	4.2%	(120)bps	3.7%	4.0%	(30)bps
Service and Parts	64.5%	59.0%	+550bps	64.9%	61.6%	+330bps
Wholesale and Other	4.2%	3.3%	+90bps	4.6%	3.7%	+90bps
Total	100.0%	100.0%		100.0%	100.0%

10

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations Same-Store
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2022	2021	Change	2022	2021	Change
Retail Commercial Truck Same-Store Units:
New Retail	4,789	3,530	35.7%	14,078	10,983	28.2%
Used Retail	498	808	(38.4)%	2,115	3,191	(33.7)%
Total	5,287	4,338	21.9%	16,193	14,174	14.2%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$637.5	$416.7	53.0%	$1,813.6	$1,322.3	37.2%
Used Vehicles	45.9	76.9	(40.3)%	239.1	251.3	(4.9)%
Finance and Insurance, Net	3.9	4.8	(18.8)%	17.2	16.1	6.8%
Service and Parts	188.5	162.0	16.4%	653.7	537.6	21.6%
Wholesale and Other	11.6	7.4	56.8%	53.6	28.1	90.7%
Total Revenue	$887.4	$667.8	32.9%	$2,777.2	$2,155.4	28.8%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$30.7	$22.8	34.6%	$101.7	$72.8	39.7%
Used Vehicles	4.2	15.3	(72.5)%	17.1	44.3	(61.4)%
Finance and Insurance, Net	3.9	4.8	(18.8)%	17.2	16.1	6.8%
Service and Parts	79.3	68.4	15.9%	277.8	228.3	21.7%
Wholesale and Other	5.8	3.9	48.7%	25.2	14.6	72.6%
Total Gross Profit	$123.9	$115.2	7.6%	$439.0	$376.1	16.7%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$133,114	$118,033	12.8%	$128,828	$120,399	7.0%
Used Vehicles	92,136	95,126	(3.1)%	113,072	78,766	43.6%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$6,414	$6,471	(0.9)%	$7,225	$6,628	9.0%
Used Vehicles	8,526	18,914	(54.9)%	8,064	13,872	(41.9)%
Finance and Insurance	740	1,113	(33.5)%	1,060	1,135	(6.6)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.8%	5.5%	(70)bps	5.6%	5.5%	+10bps
Used Vehicles	9.2%	19.9%	(1,070)bps	7.2%	17.6%	(1,040)bps
Service and Parts	42.1%	42.2%	(10)bps	42.5%	42.5%	—bps
Wholesale and Other	50.0%	52.7%	(270)bps	47.0%	52.0%	(500)bps
Total Gross Margin	14.0%	17.3%	(330)bps	15.8%	17.4%	(160)bps

Retail Commercial Truck Same-Store Revenue Mix Percentages:
New Vehicles	71.8%	62.4%	+940bps	65.3%	61.3%	+400bps
Used Vehicles	5.2%	11.5%	(630)bps	8.6%	11.7%	(310)bps
Finance and Insurance, Net	0.4%	0.7%	(30)bps	0.6%	0.7%	(10)bps
Service and Parts	21.2%	24.3%	(310)bps	23.5%	24.9%	(140)bps
Wholesale and Other	1.4%	1.1%	+30bps	2.0%	1.4%	+60bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Commercial Truck Same-Store Gross Profit Mix Percentages:
New Vehicles	24.8%	19.8%	+500bps	23.2%	19.4%	+380bps
Used Vehicles	3.4%	13.3%	(990)bps	3.9%	11.8%	(790)bps
Finance and Insurance, Net	3.1%	4.2%	(110)bps	3.9%	4.3%	(40)bps
Service and Parts	64.0%	59.4%	+460bps	63.3%	60.7%	+260bps
Wholesale and Other	4.7%	3.3%	+140bps	5.7%	3.8%	+190bps
Total	100.0%	100.0%		100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.
Supplemental Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2022	2021	2022	2021
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	27%	26%	26%	24%
Audi	10%	10%	11%	12%
Mercedes-Benz	11%	10%	10%	10%
Land Rover / Jaguar	7%	7%	7%	8%
Porsche	8%	9%	7%	7%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	2%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	3%	2%	2%	2%
Total Premium	73%	72%	71%	71%
Volume Non-U.S.:
Toyota	11%	10%	11%	11%
Honda	6%	5%	5%	6%
Volkswagen	1%	2%	2%	2%
Hyundai	1%	1%	1%	1%
Others	1%	2%	2%	1%
Total Volume Non-U.S.	20%	20%	21%	21%
U.S.:
General Motors / Stellantis	1%	1%	1%	1%
CarShop Used Vehicle Centers	6%	7%	7%	7%
Total	100%	100%	100%	100%

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
Capital Expenditures / Stock Repurchases:	2022		2021		2022		2021
(Amounts in Millions)
Capital expenditures	$	86.8	$	91.4	$	282.5	$	248.9
Cash paid for acquisitions, net of cash acquired	$	—	$	153.8	$	393.4	$	431.8
Stock repurchases: (1)
Aggregate purchase price	$	284.5	$	73.7	$	886.5	$	293.5
Shares repurchased		2.5		0.8		8.2		3.3

Balance Sheet and Other Highlights:	December 31, 2022	December 31, 2021
(Amounts in Millions)
Cash and Cash Equivalents	$106.5	$100.7
Inventories	$3,509.1	$3,129.0
Total Floor Plan Notes Payable	$2,996.3	$2,554.7
Total Long-Term Debt	$1,622.1	$1,474.0
Equity	$4,174.8	$4,095.0

Debt to Total Capitalization Ratio	28.0%	26.4%
Leverage Ratio (2)	0.8x	0.8x
New vehicle days' supply	25 days	17 days
Used vehicle days' supply	53 days	60 days
__________________________
(1)For the twelve months ended December 31, 2022 and 2021, includes 0.15 million shares acquired for $17.2 million and $12.9 million, respectively, from employees in connection with a net share settlement feature of employee equity awards

(2)See the following Non-GAAP reconciliation table

12

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three and twelve months ended December 31, 2022, and 2021:

	Three Months Ended			Twelve Months Ended
(Amounts in Millions)	December 31,			December 31,
	2022	2021	% Change	2022	2021	% Change

Income from Continuing Operations	$298.0	$310.4	(4.0)%	$1,380.0	$1,186.5	16.3%
Tax legislation changes (1)	—	1.0	nm	—	10.8	nm
Loss on investment for revaluation (2)	—	9.1	nm	—	9.1	nm
Debt redemption costs (3)	—	—	nm	—	12.6	nm
Adjusted Income from Continuing Operations	$298.0	$320.5	(7.0)%	$1,380.0	$1,219.0	13.2%

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2022	2021	% Change	2022	2021	% Change

Earnings Per Share from Continuing Operations	$4.21	$3.97	6.0%	$18.55	$14.88	24.7%
Tax legislation changes (1)	—	0.01	nm	—	0.13	nm
Loss on investment for revaluation (2)	—	0.12	nm	—	0.11	nm
Debt redemption costs (3)	—	—	nm	—	0.16	nm
Adjusted Earnings Per Share from Continuing Operations	$4.21	$4.10	2.7%	$18.55	$15.28	21.4%

The following table reconciles income from continuing operations before taxes (EBT) to adjusted income from continuing operations before taxes (EBT) for the three and twelve months ending December 31, 2022, and 2021:

	Three Months Ended			Twelve Months Ended
(Amounts in Millions)	December 31,			December 31,
	2022	2021	% Change	2022	2021	% Change

Income from Continuing Operations Before Taxes	$394.8	$420.3	(6.1)%	$1,859.2	$1,607.7	15.6%
Loss on investment for revaluation (2)	—	11.4	nm	—	11.4	nm
Debt redemption costs (3)	—	—	nm	—	17.0	nm
Adjusted Income from Continuing Operations Before Taxes	$394.8	$431.7	(8.5)%	$1,859.2	$1,636.1	13.6%
(1)For the three and twelve months ended December 31, 2021, represents a revaluation of our U.K. deferred tax assets and liabilities due to an increase in the U.K. corporate tax rate from 19% currently to 25%, effective April 1, 2023
(2)Loss on investment for the revaluation of the Nicole Group
(3)Related to expenses in connection with the redemption of our 5.5% senior subordinated notes due 2026 in 2021

13

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following tables reconcile reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three and twelve months ended December 31, 2022, and 2021:

	Three Months Ended
	December 31,		2022 vs. 2021
(Amounts in Millions)	2022	2021	Change	% Change

Net Income	$299.3	$312.9	$(13.6)	(4.3)%
Add: Depreciation	32.2	31.8	0.4	1.3%
Other Interest Expense	19.0	14.8	4.2	28.4%
Income Taxes	95.5	108.3	(12.8)	(11.8)%
Income from Discontinued Operations, net of tax	—	(0.9)	0.9	nm
EBITDA	$446.0	$466.9	$(20.9)	(4.5)%
Add: Loss on investment for revaluation (1)	—	11.4	(11.4)	nm
Add: Debt redemption costs (2)	—	—	—	nm
Adjusted EBITDA	$446.0	$478.3	$(32.3)	(6.8)%

	Twelve Months Ended
	December 31,		2022 vs. 2021
(Amounts in Millions)	2022	2021	Change	% Change

Net Income	$1,386.2	$1,192.7	$193.5	16.2%
Add: Depreciation	127.3	121.5	5.8	4.8%
Other Interest Expense	70.4	68.6	1.8	2.6%
Income Taxes	473.0	416.3	56.7	13.6%
Income from Discontinued Operations, net of tax	—	(1.3)	1.3	nm
EBITDA	$2,056.9	$1,797.8	$259.1	14.4%
Add: Loss on investment for revaluation (1)	—	11.4	(11.4)	nm
Add: Debt redemption costs (2)	—	17.0	(17.0)	nm
Adjusted EBITDA	$2,056.9	$1,826.2	$230.7	12.6%
nm – not meaningful
The following table reconciles the leverage ratio as of December 31, 2022, and December 31, 2021:

	Twelve	Twelve
	Months Ended	Months Ended
(Amounts in Millions)	December 31, 2022	December 31, 2021

Net Income	$1,386.2	$1,192.7
Add: Depreciation	127.3	121.5
Other Interest Expense	70.4	68.6
Income Taxes	473.0	416.3
Income from Discontinued Operations, net of tax	—	(1.3)
EBITDA	$2,056.9	$1,797.8
Add: Loss on investment for revaluation (1)	—	11.4
Add: Debt redemption costs (2)	—	17.0
Adjusted EBITDA	$2,056.9	$1,826.2

Total Non-Vehicle Long-Term Debt	$1,622.1	$1,474.0
Leverage Ratio	0.8x	0.8x
(1)Loss on investment for the revaluation of the Nicole Group
(2)Related to expenses in connection with the redemption of our 5.50% senior subordinated notes due 2026 in 2021

# # # # # # #

14